Rule 497(d)

                               FT 353

                    Bandwidth Solutions Portfolio Series
                      Energy Portfolio, Series 6

             Supplement to the Prospectus dated July 15, 1999

     Notwithstanding anything to the contrary in the Prospectus, all shares of WorldCom, Inc. (Ticker: WCOME) and WorldCom, Inc.-MCI Group (Ticker: MCITE) have been removed from Bandwidth Solutions Portfolio Series and all shares of Petroleum Geo-Services ASA (Ticker: PGOGY) have been removed from Energy Portfolio, Series 6 for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

March 3, 2003